                      JOHN HANCOCK LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY


          The undersigned member of the Board of Directors of John Hancock Life Insurance Company does hereby constitute and appoint David F. D'Alessandro, Thomas E. Moloney , John M. DeCiccio, Wayne A. Budd and Barry J. Rubenstein, and each of them individually, with full power of substitution, his or her true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940, each amendment to the Registration Statements, and filings required by the Securities Exchange Act of 1934, to be filed with the Securities and Exchange Commission for John Hancock Life Insurance Company, John Hancock Variable Annuity Account H, John Hancock Variable Annuity Account U, John Hancock Variable Annuity Account V, John Hancock Mutual Variable Life Insurance Account UV and any other variable annuity or variable life insurance separate account of John Hancock Life Insurance Company in existence on the date hereof or hereafter lawfully created and to take any and all action and to execute in the name of, and on behalf of, the undersigned as a member of said Board of Directors or otherwise any and all instruments, including applications for exemptions from such Acts, which said attorneys and agents deem necessary or advisable to enable John Hancock Life Insurance Company or any variable annuity or variable life insurance separate account of John Hancock Life Insurance Company to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission in respect thereof; and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof. Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

          IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date shown.



June 6, 2001               /s/ David F. D'Alessandro
------------        --------------------------------
Date                           David F. D'Alessandro
                               Chairman

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY


          The undersigned member of the Board of Directors of John Hancock Life Insurance Company does hereby constitute and appoint David F. D'Alessandro, Thomas E. Moloney , John M. DeCiccio, Wayne A. Budd and Barry J. Rubenstein, and each of them individually, with full power of substitution, his or her true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940, each amendment to the Registration Statements, and filings required by the Securities Exchange Act of 1934, to be filed with the Securities and Exchange Commission for John Hancock Life Insurance Company, John Hancock Variable Annuity Account H, John Hancock Variable Annuity Account U, John Hancock Variable Annuity Account V, John Hancock Mutual Variable Life Insurance Account UV and any other variable annuity or variable life insurance separate account of John Hancock Life Insurance Company in existence on the date hereof or hereafter lawfully created and to take any and all action and to execute in the name of, and on behalf of, the undersigned as a member of said Board of Directors or otherwise any and all instruments, including applications for exemptions from such Acts, which said attorneys and agents deem necessary or advisable to enable John Hancock Life Insurance Company or any variable annuity or variable life insurance separate account of John Hancock Life Insurance Company to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission in respect thereof; and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof. Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

          IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date shown.



June 6, 2001               /s/ Foster L. Aborn
------------        --------------------------
Date                           Foster L. Aborn
                               Director

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY


          The undersigned member of the Board of Directors of John Hancock Life Insurance Company does hereby constitute and appoint David F. D'Alessandro, Thomas E. Moloney , John M. DeCiccio, Wayne A. Budd and Barry J. Rubenstein, and each of them individually, with full power of substitution, his or her true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940, each amendment to the Registration Statements, and filings required by the Securities Exchange Act of 1934, to be filed with the Securities and Exchange Commission for John Hancock Life Insurance Company, John Hancock Variable Annuity Account H, John Hancock Variable Annuity Account U, John Hancock Variable Annuity Account V, John Hancock Mutual Variable Life Insurance Account UV and any other variable annuity or variable life insurance separate account of John Hancock Life Insurance Company in existence on the date hereof or hereafter lawfully created and to take any and all action and to execute in the name of, and on behalf of, the undersigned as a member of said Board of Directors or otherwise any and all instruments, including applications for exemptions from such Acts, which said attorneys and agents deem necessary or advisable to enable John Hancock Life Insurance Company or any variable annuity or variable life insurance separate account of John Hancock Life Insurance Company to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission in respect thereof; and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof. Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

          IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date shown.



June 13, 2001               /s/ Samuel W. Bodman
-------------        ---------------------------
Date                            Samuel W. Bodman
                                Director

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY


          The undersigned member of the Board of Directors of John Hancock Life Insurance Company does hereby constitute and appoint David F. D'Alessandro, Thomas E. Moloney , John M. DeCiccio, Wayne A. Budd and Barry J. Rubenstein, and each of them individually, with full power of substitution, his or her true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940, each amendment to the Registration Statements, and filings required by the Securities Exchange Act of 1934, to be filed with the Securities and Exchange Commission for John Hancock Life Insurance Company, John Hancock Variable Annuity Account H, John Hancock Variable Annuity Account U, John Hancock Variable Annuity Account V, John Hancock Mutual Variable Life Insurance Account UV and any other variable annuity or variable life insurance separate account of John Hancock Life Insurance Company in existence on the date hereof or hereafter lawfully created and to take any and all action and to execute in the name of, and on behalf of, the undersigned as a member of said Board of Directors or otherwise any and all instruments, including applications for exemptions from such Acts, which said attorneys and agents deem necessary or advisable to enable John Hancock Life Insurance Company or any variable annuity or variable life insurance separate account of John Hancock Life Insurance Company to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission in respect thereof; and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof. Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

          IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date shown.



June 6, 2001               /s/ I. MacAllister Booth
------------        -------------------------------
Date                           I. MacAllister Booth
                               Director

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY


          The undersigned member of the Board of Directors of John Hancock Life Insurance Company does hereby constitute and appoint David F. D'Alessandro, Thomas E. Moloney , John M. DeCiccio, Wayne A. Budd and Barry J. Rubenstein, and each of them individually, with full power of substitution, his or her true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940, each amendment to the Registration Statements, and filings required by the Securities Exchange Act of 1934, to be filed with the Securities and Exchange Commission for John Hancock Life Insurance Company, John Hancock Variable Annuity Account H, John Hancock Variable Annuity Account U, John Hancock Variable Annuity Account V, John Hancock Mutual Variable Life Insurance Account UV and any other variable annuity or variable life insurance separate account of John Hancock Life Insurance Company in existence on the date hereof or hereafter lawfully created and to take any and all action and to execute in the name of, and on behalf of, the undersigned as a member of said Board of Directors or otherwise any and all instruments, including applications for exemptions from such Acts, which said attorneys and agents deem necessary or advisable to enable John Hancock Life Insurance Company or any variable annuity or variable life insurance separate account of John Hancock Life Insurance Company to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission in respect thereof; and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof. Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

          IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date shown.



June 7, 2001            /s/ Wayne A. Budd
------------        -------------------------
Date                        Wayne A. Budd
                            Director

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY


          The undersigned member of the Board of Directors of John Hancock Life Insurance Company does hereby constitute and appoint David F. D'Alessandro, Thomas E. Moloney , John M. DeCiccio, Wayne A. Budd and Barry J. Rubenstein, and each of them individually, with full power of substitution, his or her true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940, each amendment to the Registration Statements, and filings required by the Securities Exchange Act of 1934, to be filed with the Securities and Exchange Commission for John Hancock Life Insurance Company, John Hancock Variable Annuity Account H, John Hancock Variable Annuity Account U, John Hancock Variable Annuity Account V, John Hancock Mutual Variable Life Insurance Account UV and any other variable annuity or variable life insurance separate account of John Hancock Life Insurance Company in existence on the date hereof or hereafter lawfully created and to take any and all action and to execute in the name of, and on behalf of, the undersigned as a member of said Board of Directors or otherwise any and all instruments, including applications for exemptions from such Acts, which said attorneys and agents deem necessary or advisable to enable John Hancock Life Insurance Company or any variable annuity or variable life insurance separate account of John Hancock Life Insurance Company to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission in respect thereof; and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof. Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

          IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date shown.



June 20, 2001               /s/ John M. Connors, Jr.
-------------        -------------------------------
Date                            John M. Connors, Jr.
                                Director

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY


          The undersigned member of the Board of Directors of John Hancock Life Insurance Company does hereby constitute and appoint David F. D'Alessandro, Thomas E. Moloney , John M. DeCiccio, Wayne A. Budd and Barry J. Rubenstein, and each of them individually, with full power of substitution, his or her true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940, each amendment to the Registration Statements, and filings required by the Securities Exchange Act of 1934, to be filed with the Securities and Exchange Commission for John Hancock Life Insurance Company, John Hancock Variable Annuity Account H, John Hancock Variable Annuity Account U, John Hancock Variable Annuity Account V, John Hancock Mutual Variable Life Insurance Account UV and any other variable annuity or variable life insurance separate account of John Hancock Life Insurance Company in existence on the date hereof or hereafter lawfully created and to take any and all action and to execute in the name of, and on behalf of, the undersigned as a member of said Board of Directors or otherwise any and all instruments, including applications for exemptions from such Acts, which said attorneys and agents deem necessary or advisable to enable John Hancock Life Insurance Company or any variable annuity or variable life insurance separate account of John Hancock Life Insurance Company to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission in respect thereof; and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof. Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

          IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date shown.



June 6, 2001         /s/ Robert E. Fast
------------      -------------------------
Date                     Robert E. Fast
                         Director

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY


          The undersigned member of the Board of Directors of John Hancock Life Insurance Company does hereby constitute and appoint David F. D'Alessandro, Thomas E. Moloney , John M. DeCiccio, Wayne A. Budd and Barry J. Rubenstein, and each of them individually, with full power of substitution, his or her true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940, each amendment to the Registration Statements, and filings required by the Securities Exchange Act of 1934, to be filed with the Securities and Exchange Commission for John Hancock Life Insurance Company, John Hancock Variable Annuity Account H, John Hancock Variable Annuity Account U, John Hancock Variable Annuity Account V, John Hancock Mutual Variable Life Insurance Account UV and any other variable annuity or variable life insurance separate account of John Hancock Life Insurance Company in existence on the date hereof or hereafter lawfully created and to take any and all action and to execute in the name of, and on behalf of, the undersigned as a member of said Board of Directors or otherwise any and all instruments, including applications for exemptions from such Acts, which said attorneys and agents deem necessary or advisable to enable John Hancock Life Insurance Company or any variable annuity or variable life insurance separate account of John Hancock Life Insurance Company to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission in respect thereof; and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof. Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

          IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date shown.



June 6, 2001            /s/ Kathleen Foley Feldstein
------------        -----------------------------------
Date                        Kathleen Foley Feldstein
                            Director

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY


          The undersigned member of the Board of Directors of John Hancock Life Insurance Company does hereby constitute and appoint David F. D'Alessandro, Thomas E. Moloney , John M. DeCiccio, Wayne A. Budd and Barry J. Rubenstein, and each of them individually, with full power of substitution, his or her true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940, each amendment to the Registration Statements, and filings required by the Securities Exchange Act of 1934, to be filed with the Securities and Exchange Commission for John Hancock Life Insurance Company, John Hancock Variable Annuity Account H, John Hancock Variable Annuity Account U, John Hancock Variable Annuity Account V, John Hancock Mutual Variable Life Insurance Account UV and any other variable annuity or variable life insurance separate account of John Hancock Life Insurance Company in existence on the date hereof or hereafter lawfully created and to take any and all action and to execute in the name of, and on behalf of, the undersigned as a member of said Board of Directors or otherwise any and all instruments, including applications for exemptions from such Acts, which said attorneys and agents deem necessary or advisable to enable John Hancock Life Insurance Company or any variable annuity or variable life insurance separate account of John Hancock Life Insurance Company to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission in respect thereof; and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof. Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

          IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date shown.



June 6, 2001            /s/ Nelson F. Gifford
------------        ----------------------------
Date                        Nelson F. Gifford
                            Director

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY


          The undersigned member of the Board of Directors of John Hancock Life Insurance Company does hereby constitute and appoint David F. D'Alessandro, Thomas E. Moloney , John M. DeCiccio, Wayne A. Budd and Barry J. Rubenstein, and each of them individually, with full power of substitution, his or her true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940, each amendment to the Registration Statements, and filings required by the Securities Exchange Act of 1934, to be filed with the Securities and Exchange Commission for John Hancock Life Insurance Company, John Hancock Variable Annuity Account H, John Hancock Variable Annuity Account U, John Hancock Variable Annuity Account V, John Hancock Mutual Variable Life Insurance Account UV and any other variable annuity or variable life insurance separate account of John Hancock Life Insurance Company in existence on the date hereof or hereafter lawfully created and to take any and all action and to execute in the name of, and on behalf of, the undersigned as a member of said Board of Directors or otherwise any and all instruments, including applications for exemptions from such Acts, which said attorneys and agents deem necessary or advisable to enable John Hancock Life Insurance Company or any variable annuity or variable life insurance separate account of John Hancock Life Insurance Company to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission in respect thereof; and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof. Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

          IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date shown.



June 6, 2001            /s/ Michael C. Hawley
------------        ----------------------------
Date                        Michael C. Hawley
                            Director

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY


          The undersigned member of the Board of Directors of John Hancock Life Insurance Company does hereby constitute and appoint David F. D'Alessandro, Thomas E. Moloney , John M. DeCiccio, Wayne A. Budd and Barry J. Rubenstein, and each of them individually, with full power of substitution, his or her true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940, each amendment to the Registration Statements, and filings required by the Securities Exchange Act of 1934, to be filed with the Securities and Exchange Commission for John Hancock Life Insurance Company, John Hancock Variable Annuity Account H, John Hancock Variable Annuity Account U, John Hancock Variable Annuity Account V, John Hancock Mutual Variable Life Insurance Account UV and any other variable annuity or variable life insurance separate account of John Hancock Life Insurance Company in existence on the date hereof or hereafter lawfully created and to take any and all action and to execute in the name of, and on behalf of, the undersigned as a member of said Board of Directors or otherwise any and all instruments, including applications for exemptions from such Acts, which said attorneys and agents deem necessary or advisable to enable John Hancock Life Insurance Company or any variable annuity or variable life insurance separate account of John Hancock Life Insurance Company to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission in respect thereof; and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof. Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

          IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date shown.



June 11, 2001           /s/ Edward H. Linde
-------------        --------------------------
Date                        Edward H. Linde
                            Director

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY


          The undersigned member of the Board of Directors of John Hancock Life Insurance Company does hereby constitute and appoint David F. D'Alessandro, Thomas E. Moloney , John M. DeCiccio, Wayne A. Budd and Barry J. Rubenstein, and each of them individually, with full power of substitution, his or her true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940, each amendment to the Registration Statements, and filings required by the Securities Exchange Act of 1934, to be filed with the Securities and Exchange Commission for John Hancock Life Insurance Company, John Hancock Variable Annuity Account H, John Hancock Variable Annuity Account U, John Hancock Variable Annuity Account V, John Hancock Mutual Variable Life Insurance Account UV and any other variable annuity or variable life insurance separate account of John Hancock Life Insurance Company in existence on the date hereof or hereafter lawfully created and to take any and all action and to execute in the name of, and on behalf of, the undersigned as a member of said Board of Directors or otherwise any and all instruments, including applications for exemptions from such Acts, which said attorneys and agents deem necessary or advisable to enable John Hancock Life Insurance Company or any variable annuity or variable life insurance separate account of John Hancock Life Insurance Company to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission in respect thereof; and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof. Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

          IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date shown.



June 11, 2001            /s/ Judith A. McHale
-------------        ---------------------------
Date                         Judith A. McHale
                             Director

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY


          The undersigned member of the Board of Directors of John Hancock Life Insurance Company does hereby constitute and appoint David F. D'Alessandro, Thomas E. Moloney , John M. DeCiccio, Wayne A. Budd and Barry J. Rubenstein, and each of them individually, with full power of substitution, his or her true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940, each amendment to the Registration Statements, and filings required by the Securities Exchange Act of 1934, to be filed with the Securities and Exchange Commission for John Hancock Life Insurance Company, John Hancock Variable Annuity Account H, John Hancock Variable Annuity Account U, John Hancock Variable Annuity Account V, John Hancock Mutual Variable Life Insurance Account UV and any other variable annuity or variable life insurance separate account of John Hancock Life Insurance Company in existence on the date hereof or hereafter lawfully created and to take any and all action and to execute in the name of, and on behalf of, the undersigned as a member of said Board of Directors or otherwise any and all instruments, including applications for exemptions from such Acts, which said attorneys and agents deem necessary or advisable to enable John Hancock Life Insurance Company or any variable annuity or variable life insurance separate account of John Hancock Life Insurance Company to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission in respect thereof; and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof. Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

          IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date shown.



June 8, 2001           /s/  R. Robert Popeo
------------        --------------------------
Date                        R. Robert Popeo
                            Director

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY


          The undersigned member of the Board of Directors of John Hancock Life Insurance Company does hereby constitute and appoint David F. D'Alessandro, Thomas E. Moloney , John M. DeCiccio, Wayne A. Budd and Barry J. Rubenstein, and each of them individually, with full power of substitution, his or her true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940, each amendment to the Registration Statements, and filings required by the Securities Exchange Act of 1934, to be filed with the Securities and Exchange Commission for John Hancock Life Insurance Company, John Hancock Variable Annuity Account H, John Hancock Variable Annuity Account U, John Hancock Variable Annuity Account V, John Hancock Mutual Variable Life Insurance Account UV and any other variable annuity or variable life insurance separate account of John Hancock Life Insurance Company in existence on the date hereof or hereafter lawfully created and to take any and all action and to execute in the name of, and on behalf of, the undersigned as a member of said Board of Directors or otherwise any and all instruments, including applications for exemptions from such Acts, which said attorneys and agents deem necessary or advisable to enable John Hancock Life Insurance Company or any variable annuity or variable life insurance separate account of John Hancock Life Insurance Company to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission in respect thereof; and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof. Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

          IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date shown.



June 6, 2001           /s/ Richard F. Syron
------------        ---------------------------
Date                       Richard F. Syron
                           Director

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY


          The undersigned member of the Board of Directors of John Hancock Life Insurance Company does hereby constitute and appoint David F. D'Alessandro, Thomas E. Moloney , John M. DeCiccio, Wayne A. Budd and Barry J. Rubenstein, and each of them individually, with full power of substitution, his or her true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940, each amendment to the Registration Statements, and filings required by the Securities Exchange Act of 1934, to be filed with the Securities and Exchange Commission for John Hancock Life Insurance Company, John Hancock Variable Annuity Account H, John Hancock Variable Annuity Account U, John Hancock Variable Annuity Account V, John Hancock Mutual Variable Life Insurance Account UV and any other variable annuity or variable life insurance separate account of John Hancock Life Insurance Company in existence on the date hereof or hereafter lawfully created and to take any and all action and to execute in the name of, and on behalf of, the undersigned as a member of said Board of Directors or otherwise any and all instruments, including applications for exemptions from such Acts, which said attorneys and agents deem necessary or advisable to enable John Hancock Life Insurance Company or any variable annuity or variable life insurance separate account of John Hancock Life Insurance Company to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission in respect thereof; and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof. Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

          IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date shown.



June 6, 2001            /s/ Robert J. Tarr, Jr.
------------        ------------------------------
Date                        Robert J. Tarr, Jr.
                            Director

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY


          The undersigned member of the Board of Directors of John Hancock Life Insurance Company does hereby constitute and appoint David F. D'Alessandro, Thomas E. Moloney , John M. DeCiccio, Wayne A. Budd and Barry J. Rubenstein, and each of them individually, with full power of substitution, his or her true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940, each amendment to the Registration Statements, and filings required by the Securities Exchange Act of 1934, to be filed with the Securities and Exchange Commission for John Hancock Life Insurance Company, John Hancock Variable Annuity Account H, John Hancock Variable Annuity Account U, John Hancock Variable Annuity Account V, John Hancock Mutual Variable Life Insurance Account UV and any other variable annuity or variable life insurance separate account of John Hancock Life Insurance Company in existence on the date hereof or hereafter lawfully created and to take any and all action and to execute in the name of, and on behalf of, the undersigned as a member of said Board of Directors or otherwise any and all instruments, including applications for exemptions from such Acts, which said attorneys and agents deem necessary or advisable to enable John Hancock Life Insurance Company or any variable annuity or variable life insurance separate account of John Hancock Life Insurance Company to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission in respect thereof; and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof. Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

          IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date shown.



June 6, 2001           /s/ John M. DeCiccio
------------        ---------------------------
Date                       John M. DeCiccio
                           Director